EXHIBIT 99.1

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-NC1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-NC1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2004-NC1
All records

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All records
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                                            % of
                            Current        Current   Weighted                                  Stated
FICO         Number of     Principal      Principal   Average            Maximum   Minimum    Remaining
Score 1        Loans        Balance        Balance    Coupon    Margin    Rate       Rate       Term
---------------------------------------------------------------------------------------------------------
<= 500           16.00         2,167,265       0.20      8.512   5.949     15.481     8.481          357
501 - 510       263.00        35,062,550       3.26      8.351   6.066     15.285     8.285          350
511 - 520       298.00        37,901,499       3.53      8.261   5.954     15.142     8.151          349
521 - 530       325.00        44,535,274       4.15      8.006   5.923     14.908     7.914          352
531 - 540       362.00        50,667,255       4.72      7.909   5.957     14.837     7.840          351
541 - 550       348.00        51,999,079       4.84      7.863   5.917     14.732     7.735          351
551 - 560       405.00        59,368,138       5.53      7.487   5.855     14.380     7.385          351
561 - 570       325.00        47,832,022       4.45      7.477   5.855     14.343     7.351          352
571 - 580       290.00        43,320,750       4.03      7.373   5.807     14.215     7.218          348
581 - 590       355.00        54,600,200       5.08      7.394   5.744     14.206     7.222          350
591 - 600       359.00        55,865,818       5.20      7.307   5.743     14.161     7.168          347
601 - 610       359.00        56,637,201       5.27      7.072   5.778     13.929     6.934          346
611 - 620       335.00        53,216,560       4.95      7.075   5.704     14.008     7.008          347
621 - 630       407.00        66,342,536       6.18      6.993   5.740     13.818     6.824          348
631 - 640       373.00        67,838,215       6.32      6.813   5.706     13.620     6.620          347
641 - 650       402.00        67,733,923       6.31      6.993   5.689     13.840     6.840          345
651 - 660       320.00        55,285,919       5.15      7.013   5.699     13.863     6.863          347
661 - 670       278.00        48,025,182       4.47      6.890   5.602     13.662     6.689          344
671 - 680       239.00        43,770,545       4.08      6.844   5.612     13.728     6.743          345
681 - 690       169.00        30,452,497       2.84      6.803   5.596     13.671     6.673          345
691 - 700       116.00        21,899,777       2.04      6.864   5.562     13.825     6.812          344
701 - 710        84.00        16,894,413       1.57      6.601   5.438     13.483     6.421          341
711 - 720        69.00        14,436,657       1.34      6.716   5.524     13.458     6.426          342
721 - 730        68.00        13,939,613       1.30      6.502   5.048     13.301     6.197          341
731 - 740        44.00         8,686,668       0.81      6.155   4.906     13.016     5.861          335
741 - 750        27.00         6,683,011       0.62      6.388   5.246     12.983     5.859          331
751 - 760        27.00         5,254,647       0.49      6.280   5.003     13.009     5.843          332
761 - 770        30.00         6,769,613       0.63      6.333   4.535     12.811     5.606          341
771 - 780        13.00         2,643,254       0.25      6.243   4.805     12.685     5.552          342
781 - 790        15.00         2,165,659       0.20      6.156   5.543     13.037     6.037          321
791 - 800         5.00         1,092,405       0.10      5.657   4.741     12.683     5.513          337
801 - 810         3.00           986,149       0.09      6.590   5.750     14.704     7.704          357
---------------------------------------------------------------------------------------------------------
Total:        6,729.00     1,074,074,290     100.00      7.253   5.755     14.184     7.183          347
---------------------------------------------------------------------------------------------------------

(TABLE CONTINUED)
                                                                     Weighted
                                                                      Average      NZ
               Amortized             Initial   Periodic  Months to   Original   Wgtd Avg     Average
FICO           Remaining    Original Rate Adj  Rate Adj   Coupon     Combined     FICO       Current
Score 1           Term       Term      Cap       Cap    Adjustment      LTV       Score      Balance      $OLTV>80%
-----------------------------------------------------------------------------------------------------------------------
<= 500                 357      360      1.50     1.50        22.00      72.18        500      135,454               -
501 - 510              349      353      1.50     1.50        21.00      73.52        506      133,318         110,029
511 - 520              349      352      1.50     1.50        21.00      73.12        516      127,186       1,021,708
521 - 530              352      355      1.50     1.50        21.00      74.66        526      137,032      10,488,814
531 - 540              351      354      1.50     1.50        21.00      75.97        535      139,965      15,544,260
541 - 550              351      354      1.50     1.50        21.00      75.86        546      149,423      17,724,578
551 - 560              351      354      1.50     1.50        21.00      77.82        555      146,588      23,746,838
561 - 570              352      355      1.50     1.50        21.00      78.10        565      147,175      20,974,463
571 - 580              348      351      1.50     1.50        21.00      77.86        576      149,382      17,801,005
581 - 590              350      353      1.49     1.49        21.00      81.63        586      153,803      29,008,106
591 - 600              347      351      1.50     1.50        21.00      80.98        596      155,615      25,772,253
601 - 610              346      350      1.50     1.50        22.00      82.12        605      157,764      30,511,297
611 - 620              347      350      1.50     1.50        21.00      81.98        615      158,855      28,369,196
621 - 630              347      351      1.50     1.50        22.00      82.09        626      163,004      35,543,033
631 - 640              346      350      1.50     1.50        21.00      82.60        636      181,872      34,139,173
641 - 650              345      348      1.50     1.50        21.00      85.28        645      168,492      40,117,309
651 - 660              347      351      1.50     1.50        22.00      84.72        656      172,769      30,630,615
661 - 670              344      347      1.59     1.59        21.00      85.43        665      172,752      29,646,376
671 - 680              345      349      1.60     1.60        20.00      85.99        675      183,140      27,704,334
681 - 690              345      348      1.61     1.61        20.00      84.41        686      180,192      16,780,174
691 - 700              344      348      1.61     1.61        20.00      85.67        695      188,791      13,992,127
701 - 710              341      344      1.68     1.68        19.00      84.05        706      201,124      10,169,723
711 - 720              342      345      1.63     1.63        19.00      87.33        715      209,227       9,957,121
721 - 730              341      344      1.91     1.91        16.00      84.92        725      204,994       7,658,936
731 - 740              335      338      1.96     1.96        15.00      82.83        735      197,424       4,258,488
741 - 750              330      334      1.77     1.77        17.00      79.79        746      247,519       2,685,941
751 - 760              332      336      1.94     1.94        16.00      83.65        756      194,617       2,302,662
761 - 770              341      344      2.31     2.31        10.00      83.93        765      225,654       3,688,429
771 - 780              342      345      2.02     2.02        18.00      85.15        774      203,327       1,928,667
781 - 790              321      325      1.50     1.50        21.00      72.65        785      144,377         608,787
791 - 800              337      341      2.17     2.17        12.00      82.59        794      218,481         784,540
801 - 810              357      360      1.50     1.50        20.00      83.66        802      328,716         487,799
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Total:                 347      351      1.53     1.53        21.00      80.86        610      159,619     494,156,782
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